1 1Q 2018 | SUPPLEMENTAL FINANCIAL PACKAGE

2Table of Contents 3 Forward Looking Statements 4 Corporate Profile 5 Highlights 6 2018 Outlook & Assumptions 7 Summary Information 8 Net Asset Value Component Data 9 Summary Balance Sheet 10 Summary Income Statement 11 FFO, Normalized FFO & Adjusted FFO 12 Outstanding Debt 13 Core Debt to Core EBITDA 14 Debt Information 15 Capitalization & Financial Ratios 16 Property Portfolio 18 Development Pipeline 19 Redevelopment and Mezzanine Investments 20 Acquisitions & Dispositions 21 Construction Business Summary 22 Same Store NOI by Segment 23 Top 10 Tenants by Annualized Base Rent 24 Office Lease Summary 25 Office Lease Expirations 26 Retail Lease Summary 27 Retail Lease Expirations 28 Appendix – Definitions & Reconciliations 32 Same Store vs Non-Same Store Properties 33 Reconciliation to Property Portfolio NOI 35 Reconciliation to GAAP Net Income

3Forward Looking Statements This Supplemental Financial Package should be read in conjunction with the unaudited condensed consolidated financial statements appearing in our press release dated May 1, 2018, which has been furnished as Exhibit 99.1 to our Form 8-K filed on May 1, 2018. The Company makes statements in this Supplemental financial package that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (set forth in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)). In particular, statements pertaining to our capital resources, portfolio performance, development pipeline and results of operations contain forward-looking statements. Likewise, all of our statements regarding anticipated growth in our funds from operations, normalized funds from operations, adjusted funds from operations, and net operating income are forward-looking statements. You can identify forward- looking statements by the use of forward-looking terminology such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “intends,” “plans,” “estimates” or “anticipates” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions. Forward-looking statements involve numerous risks and uncertainties and you should not rely on them as predictions of future events. Forward-looking statements depend on assumptions, estimates, data or methods, which may be incorrect or imprecise, and actual results may vary materially from those anticipated, estimated or projected. The Company does not guarantee that the transactions and events described will happen as described (or that they will happen at all). For further discussion of risk factors and other events that could impact our future results, please refer to the section entitled “Risk Factors” in our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”), and the documents subsequently filed by us from time to time with the SEC.

4 Analyst Coverage Corporate Profile Armada Hoffler Properties, Inc. (NYSE:AHH) is a full service real estate company that develops, constructs, acquires and manages institutional-grade office, retail and multifamily properties in the Mid-Atlantic and Southeastern United States. The Company also provides general contracting and development services to third-party clients, in addition to developing and building properties to be placed in its stabilized portfolio. Armada Hoffler Properties, Inc. was founded in 1979 and is headquartered in Virginia Beach, VA. The Company has elected to be taxed as a real estate investment trust (“REIT”) for U.S. federal income tax purposes. Board of Directors Corporate Officers Investor Relations Daniel A. Hoffler A. Russell Kirk Louis S. Haddad John W. Snow George F. Allen James A. Carroll James C. Cherry Eva S. Hardy Executive Chairman of Board Vice Chairman of the Board Director Lead Independent Director Independent Director Independent Director Independent Director Independent Director Louis S. Haddad Michael P. O’Hara Eric L. Smith Eric E. Apperson Shelly R. Hampton President and Chief Executive Officer Chief Financial Officer and Treasurer Chief Operating Officer and Corporate Secretary President of Construction President of Asset Management Michael P. O’Hara (757) 366-6684 Chief Financial Officer and Treasurer mohara@armadahoffler.com Bank of America Merrill Lynch James Feldmen (646) 855-5808 james.feldman@baml.com D. A. Davidson & Co. James O. Lykins (503) 603-3041 jlykins@dadco.com Janney, Montgomery, & Scott LLC Robert Stevenson (646) 840-3217 robertstevenson@janney.com FBR Capital Markets Craig Kucera (703) 862-5249 craigkucera@fbr.com Raymond James & Associates Bill Crow (727) 567-2594 bill.crow@raymondjames.com Robert W. Baird & Co. David Rodgers (216) 737-7341 drodgers@rwbaird.com Stonegate Capital Partners Laura Engel (214) 987-4121 laura@stonegateinc.com Stifel, Nicolaus & Company Inc. John Guinee (443) 224-1307 jwguinee@stifel.com

5 Highlights • Net income of $7.0 million, or $0.11 per diluted share, for the quarter ended March 31, 2018 compared to net income of $8.8 million, or $0.16 per diluted share, for the quarter ended March 31, 2017. • Normalized Funds From Operations (“FFO”) of $15.4 million, or $0.25 per diluted share, for the quarter ended March 31, 2018 compared to Normalized FFO of $14.6 million, or $0.26 per diluted share, for the quarter ended March 31, 2017. • FFO of $16.3 million, or $0.26 per diluted share, for the quarter ended March 31, 2018 compared to FFO of $14.8 million, or $0.27 per diluted share, for the quarter ended March 31, 2017. • Core operating property portfolio occupancy at 95.6% as of March 31, 2018 compared to 94.2% as of December 31, 2017. • During the first quarter of 2018, positive releasing spreads were 7.8% on a GAAP basis and 3% on a cash basis. • The Board of Directors declared a cash dividend of $0.20 per common share for the first quarter of 2018. This represents a 5.3% increase over the prior quarter's cash dividend and the fourth increase in four years, totaling 25% dividend growth during that period. • Added approximately 132,000 square feet of retail space through the acquisitions of Indian Lakes Crossing, a Harris Teeter-anchored center in Virginia Beach, Virginia and Parkway Centre, a Publix-anchored center in Moultrie, Georgia. • After the end of the quarter, the Company entered into an agreement to sell the Wawa parcel at Indian Lakes Crossing for a 5.35% capitalization rate. Once complete, this will bring the Harris Teeter-anchored center to an approximate 8% capitalization rate overall.

62018 Outlook & Assumptions Guidance Assumptions • Raising $42 million through the ATM program for a full year weighted average share count of 63.6 million • Interest expense is calculated based on the Forward LIBOR Curve, which forecasts rates rising to 2.25% by year end • Acquisition of a retail center in the second half of the year • Disposition of the Wawa parcel at Indian Lakes Crossing at a 5.35% cap rate • Disposition of a newly constructed distribution center in the fourth quarter of 2018 $ in millions, except per share data Outlook Low High Total NOI $79.5M $80.2M Construction Segment Gross Profit $4.4M $7.5M G&A expenses $10.7M $11.0M Interest income $9.3M $9.5M Interest expense $19.8M $20.3M Normalized FFO per diluted share $1.00 $1.05

7

AHH LISTED NYSE

Summary Information

$ in thousands, except per share data

	Three months ended				
	3/31/2018	12/31/2017	9/30/2017	6/30/2017	3/31/2017
OPERATIONAL METRICS					
Net income	$6,983	$5,768	$10,461	$4,943	$8,753
Net income per diluted share	**$0.11**	**$0.09**	**$0.17**	**$0.08**	**$0.16**
Rental properties Net Operating Income (NOI)	19,462	18,570	17,573	17,989	18,655
General contracting and real estate services gross profit	636	641	1,824	2,656	2,323
Adjusted EBITDA[1]	19,399	18,345	19,203	19,272	19,376
Funds From Operations (FFO)	16,261	15,071	15,500	14,247	14,833
FFO per diluted share	**$0.26**	**$0.24**	**$0.25**	**$0.24**	**$0.27**
Normalized FFO	15,376	14,525	15,493	14,724	14,590
Normalized FFO per diluted share	**$0.25**	**$0.23**	**$0.25**	**$0.25**	**$0.26**
Annualized dividend yield	5.84%	4.89%	5.50%	5.87%	5.47%
CAPITALIZATION					
Total common shares outstanding	45,205	44,938	44,937	44,932	37,813
Operating Partnership units outstanding	17,441	17,486	17,845	17,846	17,859
Common shares and OP units outstanding	62,646	62,424	62,782	62,778	55,672
Market price per common share	$13.69	$15.53	$13.81	$12.95	$13.89
Equity market capitalization[2]	$857,624	$969,445	$867,019	$812,975	$773,284
Total debt[3]	595,637	523,412	493,493	470,314	527,504
Total market capitalization	1,453,261	1,492,857	1,360,512	1,283,289	1,300,788
Less: cash	(19,306)	(22,916)	(22,916)	(21,726)	(13,688)
Total enterprise value	$1,433,955	$1,469,941	$1,337,596	$1,261,563	$1,287,100
BALANCE SHEET METRICS					
Core Debt/enterprise value	38.4%	33.0%	34.2%	30.9%	32.9%
Fixed charge coverage ratio	3.6x	3.5x	3.7x	3.5x	3.6x
Core Debt/Annualized Core EBITDA	7.0x	6.6x	6.0x	5.3x	6.0x
CORE PORTFOLIO OCCUPANCY					
Office[4]	92.2%	89.9%	89.2%	89.9%	87.7%
Retail[4]	96.7%	96.5%	96.9%	96.8%	96.7%
Multifamily[5]	96.1%	92.9%	94.3%	91.6%	92.7%
Weighted Average[6]	95.6%	94.2%	94.7%	94.2%	94.3%

(1) Excludes gains on dispositions of real estate and mark-to-market adjustments on interest rate derivatives
(2) Includes common shares and OP units
(3) Excludes unamortized GAAP adjustments
(4) Office and retail occupancy based on leased square feet as a % of respective total
(5) Multifamily occupancy based on occupied units as a % of respective total
(6) Total occupancy weighted by annualized base rent

Net Asset Value Component Data

8

AHH LISTED NYSE

in thousands

Stabilized Portfolio NOI (Cash)

	Three months ended 3/31/2018	Annualized 3/31/2018
Diversified Portfolio		
Office	$0	$0
Retail	9,831	39,322
Multifamily	2,274	9,097
Total diversified portfolio NOI	$12,105	$48,419
Virginia Beach Town Center		
Office(1)	$3,065	$12,260
Retail(1)	2,171	8,684
Multifamily	1,584	6,336
Total Virginia Beach Town Center NOI	$6,820	$27,280
Stabilized portfolio NOI - cash basis	$18,925	$75,699
Timing of mid-quarter transaction		
Acquisition	$80	$320
Disposition	-	-
Total timing mid-quarter transaction	$80	$320
Signed leases still in free rent period	$617	$2,468
Total	$19,622	$78,487

Development Pipeline

	3/31/2018
Income producing property	$24,000
Construction in progress	111,000
Other assets	1,000
Total cost to date	$136,000

Taxable REIT Subsidiary (TRS)

	Trailing 12 Months
General contracting gross profit	$5,757

Non-Property Assets

Non-Property Assets	As of 3/31/2018
Cash and cash equivalents	$15,804
Restricted cash	3,502
Accounts receivable	16,125
Notes receivable, including mezzanine investments	88,973
Construction receivables, including retentions	21,336
Equity method investments (Durham City Center JV)	12,821
Other assets	55,531
Land held for development	1,473
Total non-property assets	$215,565

Liabilities & Share Count

	As of 3/31/2018
Liabilities	
Mortgages and notes payable	$589,634
Accounts payable and accrued liabilities	11,333
Construction payables, including retentions	41,516
Other liabilities	42,405
Total liabilities	$684,888
Share Count	
Total common shares outstanding	45,205
Total OP units outstanding	17,441
Total common shares & OP units outstanding	62,646

(1) Includes leases for space occupied by Armada Hoffler which are eliminated for GAAP purposes

9Summary Balance Sheet $ in thousands 3/31/2018 12/31/2017 Assets (Unaudited) Real estate investments: Income producing property $936,579 $910,686 Held for development 1,473 680 Construction in progress 120,850 83,071 Accumulated depreciation (171,205) (164,521) Net real estate investments 887,697 829,916 Cash and cash equivalents 15,804 19,959 Restricted cash 3,502 2,957 Accounts receivable, net 16,125 15,691 Notes receivable 88,973 83,058 Construction receivables, including retentions 21,336 23,933 Costs and estimated earnings in excess of bil l ings 315 245 Equity method investments 12,821 11,411 Other assets 55,216 55,953 Total Assets 1,101,789 $1,043,123 Liabilities and Equity Indebtedness, net $589,634 $517,272 Accounts payable and accrued liabilities 11,333 15,180 Construction payables, including retentions 41,516 47,445 Bil l ings in excess of costs and estimated earnings 2,235 3,591 Other l iabilities 40,170 39,352 Total Liabilities 684,888 622,840 Total Equity 416,901 420,283 Total Liabilities and Equity $1,101,789 $1,043,123 As of

10Summary Income Statement In thousands, except per share data Three months ended 3/31/2018 3/31/2017 Revenues (Unaudited) Rental revenues $28,699 $27,232 General contracting and real estate services 23,050 63,519 Total Revenues 51,749 90,751 Expenses Rental expenses 6,424 6,068 Real estate taxes 2,813 2,509 General contracting and real estate services 22,414 61,196 Depreciation and amortization 9,278 9,475 General and administrative 2,961 2,986 Acquisition, development & other pursuit costs 84 47 Impairment charges - 4 Total Expenses 43,974 82,285 Operating Income 7,775 8,466 Interest income 2,232 1,398 Interest expense (4,373) (4,535) Gain on real estate dispositions - 3,395 Change in fair value of interest rate derivatives 969 294 Other income 114 37 Income before taxes 6,717 9,055 Income tax benefit (provision) 266 (302) Net Income $6,983 $8,753 Per Diluted Share & Unit $0.11 $0.16 Weighted Average Shares & Units - Diluted 62,538 55,475

11
AHH
LISTED
NYSE

FFO, Normalized FFO & Adjusted FFO[1]

$ in thousands, except per share data

	Three months ended (Unaudited)				
	3/31/2018	12/31/2017	9/30/2017	6/30/2017	3/31/2017
Funds From Operations					
Net income	**$6,983**	**$5,768**	**$10,461**	**$4,943**	**$8,753**
Earnings per diluted share	$0.11	$0.09	$0.17	$0.08	$0.16
Depreciation and amortization	9,278	9,303	9,239	9,304	9,475
Gains on dispositions of operating real estate[2]	-	-	(4,200)	-	(3,395)
FFO	**$16,261**	**$15,071**	**$15,500**	**$14,247**	**$14,833**
FFO per diluted share	$0.26	$0.24	$0.25	$0.24	$0.27
Normalized FFO					
Acquisition, development & other pursuit costs	84	171	61	369	47
Loss on extinguishment of debt	-	50	-	-	-
Impairment charges	-	60	19	27	4
Change in fair value of interest rate derivatives	(969)	(827)	(87)	81	(294)
Normalized FFO	**$15,376**	**$14,525**	**$15,493**	**$14,724**	**$14,590**
Normalized FFO per diluted share	$0.25	$0.23	$0.25	$0.25	$0.26
Adjusted FFO					
Non-cash stock compensation	555	276	215	421	411
Acquisition, development & other pursuit costs	(84)	(171)	(61)	(369)	(47)
Tenant improvements, leasing commissions, lease incentives[3]	(1,058)	(1,115)	(707)	(895)	(943)
Property related capital expenditures	(1,321)	(1,474)	(1,167)	(840)	(442)
Non-cash interest expense	326	334	380	283	277
Net effect of straight-line rents	(478)	(166)	(159)	(122)	(245)
Amortization of leasing incentives & above (below) market rents	(56)	(55)	(50)	(43)	(47)
AFFO	**$13,260**	**$12,154**	**$13,944**	**$13,159**	**$13,554**
Weighted Average Common Shares Outstanding	45,132	44,937	44,934	42,091	37,622
Weighted Average Operating Partnership ("OP") Units Outstanding	17,406	17,490	17,845	17,845	17,853
Total Weighted Average Common Shares and OP Units Outstanding	62,538	62,427	62,779	59,936	55,475

(1) See definitions on pages 29-30
(2) Excludes gain on non-operating real estate of $0.5M for the three months ended 9/30/2017
(3) Excludes development, redevelopment, and first generation space

12
AHH LISTED NYSE

Outstanding Debt

$ in thousands

Debt	Stated Rate	Effective Rate as of 3/31/2018	Maturity Date	Debt Maturities & Principal Payments 2018	2019	2020	2021	2022	Thereafter	Outstanding as of 3/31/2018
Secured Notes Payable - Core Debt										
Johns Hopkins Village	L+1.90%	3.78%	7/30/2018	$46,698						$46,698
North Point Center Note 1	6.45%	6.45%	2/5/2019	165	9,352					9,517
Southgate Square	L+2.00%	3.88%	4/29/2021	390	561	584	19,024			20,559
249 Central Park Retail	L+1.95%	3.83%	8/10/2021	180	252	267	16,094			16,793
South Retail	L+1.95%	3.83%	8/10/2021	78	111	117	7,062			7,368
Fountain Plaza Retail	L+1.95%	3.83%	8/10/2021	108	152	161	9,689			10,110
Encore Apartments	3.25%	3.25%	9/10/2021		124	504	24,338			24,966
4525 Main Street	3.25%	3.25%	9/10/2021		158	646	31,230			32,034
Hanbury Village	3.78%	3.78%	8/15/2022	373	504	522	544	17,438		19,381
Socastee Commons	4.57%	4.57%	1/6/2023	74	105	109	115	120	4,223	4,746
Sandbridge Commons	L+1.75%	3.63%	1/17/2023	172	238	247	257	268	7,247	8,429
North Point Center Note 2	7.25%	7.25%	9/15/2025	86	121	130	140	151	1,804	2,432
Smith's Landing	4.05%	4.05%	6/1/2035	596	822	856	892	928	15,476	19,570
Liberty Apartments	5.66%	5.66%	11/1/2043	182	260	273	291	308	13,317	14,631
The Cosmopolitan	3.35%	3.35%	7/1/2051	559	766	792	819	847	41,243	45,026
Total - Secured Core Debt				$49,661	$13,526	$5,208	$110,495	$20,060	$83,310	$282,260
Secured Notes Payable - Development Pipeline										
Lightfoot Marketplace	L+1.75%	3.63%	11/14/2018	10,500						10,500
Harding Place	L+2.95%	4.83%	2/24/2020			8,251				8,251
Town Center Block 9	L+3.50%	5.38%	6/29/2020			6,626				6,626
Total - Development Pipeline				10,500	-	14,877	-	-	-	25,377
Total Secured Notes Payable				$60,161	$13,526	$20,085	$110,495	$20,060	$83,310	$307,637
Unsecured Core Debt										
Senior unsecured line of credit	L+1.40% - 2.00%	3.43%	10/26/2021				108,000			108,000
Senior unsecured term loan	L+1.35% - 1.95%	3.38%	10/26/2022					130,000		130,000
Senior unsecured term loan	L+1.35% - 1.95%	3.50% (1)	10/26/2022					50,000		50,000
Total - Unsecured Core Debt				-	-	-	108,000	180,000	-	288,000
Total Notes Payable excluding GAAP Adjustments				$60,161	$13,526	$20,085	$218,495	$200,060	$83,310	$595,637
Weighted Average Interest Rate				3.8%	5.7%	4.8%	3.5%	3.5%	4.0%	3.7%
Balloon Payments				57,198	9,333	14,877	214,104	197,109	12,814	505,435
Principal amortization				2,963	4,193	5,208	4,391	2,951	70,496	90,202
Total Consolidated Debt				$60,161	$13,526	$20,085	$218,495	$200,060	$83,310	$595,637
Fixed-rate Debt (2)				2,035	12,212	3,832	58,369	69,792	76,063	222,303
Variable-rate Debt (3)				58,126	1,314	16,253	160,126	130,268	7,247	373,334
Total Consolidated Debt				$60,161	$13,526	$20,085	$218,495	$200,060	$83,310	$595,637
GAAP Adjustments										(6,003)
Total Notes Payable										$589,634

30 Day LIBOR as of 3/31/2018	1.883%

(1) Subject to an interest rate swap lock
(2) Includes debt subject to interest rate swap locks
(3) Excludes debt subject to interest rate swap locks

13Core Debt to Core EBITDA(1) $ in thousands (1) See definitions on page 31 (2) Excludes GAAP Adjustments Three months ended 3/31/2018 12/31/2017 9/30/2017 6/30/2017 3/31/2017 Net Income $6,983 $5,768 $10,461 $4,943 $8,753 Excluding: Interest expense 4,373 4,157 4,253 4,494 4,535 Income tax (266) (56) 29 450 302 Depreciation and amortization 9,278 9,303 9,239 9,304 9,475 (Gain) Loss on real estate dispositions - - (4,692) - (3,395) Change in fair value of interest rate derivatives (969) (827) (87) 81 (294) Adjusted EBITDA $19,399 $18,345 $19,203 $19,272 $19,376 Other adjustments: Loss on extinguishment of debt - 50 - - - Non-cash stock compensation 555 276 215 421 411 Development Pipeline (219) (339) (301) (1,244) (2,154) Total Other Adjustments 336 (13) (86) (823) (1,743) Core EBITDA $19,735 $18,332 $19,117 $18,449 $17,633 Total Debt(2) $595,637 $523,412 $493,493 $470,314 $527,504 Adjustments to Debt: (Less) Development Pipeline(2) (25,377) (15,879) (12,894) (58,942) (90,021) (Less) Cash & restricted cash (19,306) (22,916) (22,916) (21,726) (13,688) Core Debt $550,954 $484,617 $457,683 $389,646 $423,795 Core Debt/Annualized Core EBITDA 7.0x 6.6x 6.0x 5.3x 6.0x

14Debt Information $ in thousands (1) Excludes debt subject to interest rate swap locks (2) Includes debt subject to interest rate swap locks (3) Excludes GAAP adjustments Debt Maturities & Principal Payments $0 $50,000 $100,000 $150,000 $200,000 $250,000 2018 2019 2020 2021 2022 2023 and thereafter Total Debt Composition Weighted Average Percent of Debt Interest Rate Maturity Secured vs. Unsecured Debt Unsecured Debt 48.4% 3.4% 4.2 Yrs Secured Debt 51.6% 3.9% 9.1 Yrs Variable vs. Fixed-rate Debt Variable-rate Debt(1) 62.7% 3.6% 3.4 Yrs Fixed-rate Debt(2)(3) 37.3% 3.8% 12.5 Yrs Fixed-rate and Hedged Debt(2)(3) 91.0% Total 3.7% 6.8 Yrs Interest Rate Cap Agreements Effective Date Maturity Date Strike Rate Notional Amount June 17, 2016 June 17, 2018 1.00% $70,000 February 7, 2017 March 1, 2019 1.50% 50,000 June 23, 2017 July 1, 2019 1.50% 50,000 September 18, 2017 October 1, 2019 1.50% 50,000 November 28, 2017 December 1, 2019 1.50% 50,000 March 7, 2018 April 1, 2020 2.25% 50,000 Total Interest Rate Caps 320,000 Fixed-rate Debt(2)(3) 222,303 Fixed-rate and Hedged Debt $542,303 % of Total (3) 91.0% Unencumbered Summary 3/31/2018 % of Total Properties 72.1% % of Annualized Base Rent 57.0%

15Capitalization & Financial Ratios $ in thousands Capitalization as of March 31, 2018 Capital Structure as of March 31, 2018 Debt % of Total Carrying Value Unsecured credit facil ity 18% $108,000 Unsecured term Llans 30% 180,000 Mortgages payable 52% 307,637 Total debt $595,637 Equity % of Total Shares/Units Stock Price Market Value Common stock (NYSE: AHH) 72% 45,205 $13.69 $618,856 Common units 28% 17,441 $13.69 238,767 Equity market capitalization 62,646 $857,624 Total market capitalization $1,453,261 Debt/Market capitalization 41.0% Dividend Data Liquidity as of March 31, 2018 Trailing 12 Months Common dividends and distributions $46,521 Cash on hand $19,306 AFFO 52,517 Availability under credit facil ity 39,900 AFFO payout ratio 88.6% Availability under construction loan 112,609 $171,815 Debt 41%Equity 59%

Property Portfolio

16
AHH LISTED NYSE

As of March 31, 2018

Property	Anchor Tenant(s)	Location	Town Center	Unencumbered ABR	Year Built	Net Rentable Square Feet (RSF)[1] Core Properties	Development Properties	Total	Core Occupancy[2]	Development Leased[2]	ABR[3]	ABR per Leased SF[3]
Retail Properties												
249 Central Park Retail[4]	Cheesecake Factory, Brooks Brothers, Gordon Biersch	Virginia Beach, VA	✓	-	2004	92,710	-	92,710	96.6%	-	$2,536,599	$28.32
Alexander Pointe	Harris Teeter	Salisbury, NC		100%	1997	57,710	-	57,710	97.6%	-	653,006	11.60
Bermuda Crossroads[6]	Food Lion, OfficeMax	Chester, VA		100%	2001	122,566	-	122,566	100.0%	-	1,733,802	14.15
Broad Creek Shopping Center[6][10]	Home Depot, Food Lion, PetSmart	Norfolk, VA		100%	1997/2001	251,504	-	251,504	100.0%	-	3,878,305	15.42
Broadmoor Plaza	Kroger, Staples, Jo-Ann Fabrics	South Bend, IN		100%	1980	115,059	-	115,059	92.2%	-	1,251,946	11.81
Brooks Crossing	Various Small Shops	Newport News, VA		100%	2016	-	18,349	18,349	-	66.3%	169,380	13.92
Columbus Village	Barnes & Noble	Virginia Beach, VA	✓	100%	1980/2013	66,594	-	66,594	88.5%	-	1,173,679	19.91
Columbus Village II	Regal Cinemas, BB&B	Virginia Beach, VA	✓	100%	1995/1996	92,061	-	92,061	100.0%	-	1,652,246	17.95
Commerce Street Retail[5]	Yard House	Virginia Beach, VA	✓	100%	2008	19,173	-	19,173	100.0%	-	862,176	44.97
Courthouse 7-Eleven	7-Eleven	Virginia Beach, VA		100%	2011	3,177	-	3,177	100.0%	-	139,311	43.85
Dick's at Town Center	Dick's Sporting Goods, USI	Virginia Beach, VA	✓	100%	2002	103,335	-	103,335	100.0%	-	1,241,201	12.01
Dimmock Square	Best Buy, Old Navy	Colonial Heights, VA		100%	1998	106,166	-	106,166	97.2%	-	1,751,738	16.98
Fountain Plaza Retail	Ruth's Chris, Ann Taylor	Virginia Beach, VA	✓	-	2004	35,961	-	35,961	100.0%	-	1,014,132	28.20
Gainsborough Square	Food Lion, Rite Aid	Chesapeake, VA		100%	1999	88,862	-	88,862	92.5%	-	1,243,905	15.14
Greentree Shopping Center	Various Small Shops	Chesapeake, VA		100%	2014	15,719	-	15,719	83.7%	-	264,750	20.12
Hanbury Village[6]	Harris Teeter, Walgreens	Chesapeake, VA		32%	2006/2009	116,635	-	116,635	98.6%	-	2,474,547	21.51
Harper Hill Commons[6]	Harris Teeter	Winston-Salem, NC		100%	2004	96,914	-	96,914	80.5%	-	897,209	11.50
Harrisonburg Regal	Regal Cinemas	Harrisonburg, VA		100%	1999	49,000	-	49,000	100.0%	-	683,550	13.95
Indian Lakes	Harris Teeter, Wawa	Virginia Beach, VA		100%	2008	71,020	-	71,020	95.4%	-	1,072,561	15.83
Lightfoot Marketplace[6]	Harris Teeter, CHKD	Williamsburg, VA		-	2016	-	116,043	116,043	-	79.0%	1,555,132	16.96
North Hampton Market	PetSmart, Hobby Lobby	Taylors, SC		100%	2004	114,935	-	114,935	99.0%	-	1,445,899	12.71
North Point Center[6]	Kroger, PetSmart, Home Depot, Costco	Durham, NC		67%	1998/2009	496,246	-	496,246	99.7%	-	3,747,254	7.57
Oakland Marketplace[6]	Kroger	Oakland, TN		100%	2004	64,600	-	64,600	97.8%	-	456,780	7.23
Parkway Centre	Publix	Moultrie, GA		100%	2017	61,200	-	61,200	92.2%	-	743,616	13.18
Parkway Marketplace	Rite Aid	Virginia Beach, VA		100%	1998	37,804	-	37,804	100.0%	-	763,628	20.20
Patterson Place	BB&B, PetSmart, DSW, AC Moore	Durham, NC		100%	2004	160,942	-	160,942	96.1%	-	2,434,084	15.73
Perry Hall Marketplace	Safeway	Perry Hall, MD		100%	2001	74,256	-	74,256	100.0%	-	1,252,304	16.86
Providence Plaza	Cranfill, Sumner & Hartzog, Chipotle	Charlotte, NC		100%	2007/2008	103,118	-	103,118	97.5%	-	2,645,055	26.32
Renaissance Square	Harris Teeter	Davidson, NC		100%	2008	80,467	-	80,467	84.3%	-	1,154,097	17.02
Sandbridge Commons[6]	Harris Teeter	Virginia Beach, VA		-	2015	69,417	-	69,417	100.0%	-	913,443	13.16
Socastee Commons	Bi-Lo	Myrtle Beach, SC		-	2000/2014	57,273	-	57,273	100.0%	-	657,312	11.48
South Retail	lululemon, free people, CPK	Virginia Beach, VA	✓	-	2002	38,515	-	38,515	100.0%	-	954,156	24.77
South Square[6]	Ross, Petco, Office Depot	Durham, NC		100%	1977/2005	109,590	-	109,590	100.0%	-	1,897,370	17.31
Southgate Square	Burlington, PetSmart, Michaels	Colonial Heights, VA		-	1991/2016	220,131	-	220,131	92.1%	-	2,773,889	13.69
Southshore Shops	Buffalo Wild Wings	Midlothian, VA		100%	2006	40,333	-	40,333	93.2%	-	765,980	20.37
Stone House Square[6]	Weis Markets	Hagerstown, MD		100%	2008	112,274	-	112,274	90.7%	-	1,752,315	17.21
Studio 56 Retail	McCormick & Schmick's	Virginia Beach, VA	✓	100%	2007	11,594	-	11,594	100.0%	-	418,009	36.05
Tyre Neck Harris Teeter[6][10]	Harris Teeter	Portsmouth, VA		100%	2011	48,859	-	48,859	100.0%	-	533,052	10.91
Waynesboro Commons	Kroger	Waynesboro, VA		100%	1993	52,415	-	52,415	100.0%	-	433,546	8.27
Wendover Village	BB&B, T.J. Maxx, Petco	Greensboro, NC		100%	2004	171,653	-	171,653	100.0%	-	3,101,318	18.07
Total / Weighted Avg Retail Portfolio				**76%**		**3,629,788**	**134,392**	**3,764,180**	**96.7%**	**77.3%**	**$55,092,282**	**$15.24**

17
AHH LISTED NYSE

Property Portfolio - Continued

As of March 31, 2018

Property	Anchor Tenant	Location	Town Center	Unencumbered ABR	Year Built	Net Rentable Square Feet (RSF)[1] Core Properties	Development Properties	Total	Core Occupancy[2]	Development Leased[2]	ABR[3]	ABR per Leased SF[3]
Office Properties												
4525 Main Street	Clark Nexsen, Anthropologie, Mythics	Virginia Beach, VA	✓	-	2014	237,893	-	237,893	93.1%	-	$6,229,535	$28.13
Armada Hoffler Tower[4][5]	AHH, Troutman Sanders, Williams Mullen	Virginia Beach, VA	✓	100%	2002	324,242	-	324,242	93.6%	-	8,824,034	29.07
One Columbus[5]	BB&T, HBA	Virginia Beach, VA	✓	100%	1984	129,272	-	129,272	95.0%	-	2,999,277	24.43
Two Columbus	The Art Institute	Virginia Beach, VA	✓	100%	2009	108,448	-	108,448	82.5%	-	2,372,732	26.53
Total / Weighted Average Office Portfolio				**70%**		**799,855**	**-**	**799,855**	**92.2%**	**-**	**$20,425,577**	**$27.71**

Multifamily	Location	Town Center	Unencumbered ABR	Year Built	Units Core Properties	Redevelopment Properties	Total	Core Occupancy[2]	Redevelopment Occupancy[2]	ABR[7]	Monthly Rent per Occupied Unit
Encore Apartments	Virginia Beach, VA	✓	-	2014	286	-	286	95.1%	-	$4,214,196	$1,291.11
Johns Hopkins Village[8][9]	Baltimore, MD		-	2016	157	-	157	98.8%	-	6,651,169	987.99[10]
Liberty Apartments[9]	Newport News, VA		-	2013	197	-	197	89.9%	-	2,262,936	1,065.03
Smith's Landing[9]	Blacksburg, VA		-	2009	284	-	284	100.0%	-	3,875,748	1,137.25
The Cosmopolitan[8][11]	Virginia Beach, VA	✓	-	2006	-	307	307	-	99.3%	5,652,177	1,544.31
Total / Weighted Avg Multifamily Portfolio			-		**924**	**307**	**1,231**	**96.1%**	**99.3%**	**$22,656,226**	**$1,246.26**

(1) The net rentable square footage for each of our retail & office properties is the sum of (a) the square footage of existing leases, plus (b) for available space, management's estimate of net rentable square footage based, in part, on past leases. The net rentable square footage included in office leases is generally consistent with the Building Owners and Managers Association, or BOMA, 1996 measurement guidelines.

(2) Occupancy for each of our retail & office properties is calculated as (a) square footage under executed leases as of March 31, 2018, divided by (b) net rentable square feet, expressed as a percentage. Occupancy for our multifamily properties is calculated as (a) total units occupied as of March 31, 2018, divided by (b) total units available, expressed as a percentage.

(3) For the properties in our office and retail portfolios, annualized base rent, or ABR, is calculated by multiplying (a) monthly base rent (defined as cash base rent, before contractual tenant concessions and abatements, and excluding tenant reimbursements for expenses paid by us) as of March 31, 2018 for in-place leases as of such date by (b) 12, and does not give effect to periodic contractual rent increases or contingent rental revenue (e.g., percentage rent based on tenant sales thresholds). ABR per leased square foot is calculated by dividing (a) ABR by (b) square footage under in-place leases as of March 31, 2018. In the case of triple net or modified gross leases, our calculation of ABR does not include tenant reimbursements for real estate taxes, insurance, common area or other operating expenses.

(4) As of March 31, 2018, the Company occupied 41,103 square feet at these two properties at an ABR of $1.3M, or $30.59 per leased square foot, which amounts are reflected in this table. The rent paid by us is eliminated in accordance with GAAP.

(5) Includes ABR pursuant to a rooftop lease.

(6) Net rentable square feet at certain of our retail properties includes pad sites leased pursuant to the ground leases in the table to the right:

Properties Subject to Ground Lease	Number of Ground Leases	Square Footage Leased Pursuant to Ground Leases	ABR
Bermuda Crossroads	2	11,000	$170,610
Broad Creek Shopping Center	6	23,825	632,401
Hanbury Village	2	55,586	1,082,118
Harper Hill Commons	1	41,520	373,680
Indian Lakes	2	56,358	828,335
Lightfoot Marketplace	1	51,750	543,375
North Point Center	4	280,556	1,130,718
Oakland Marketplace	1	45,000	186,300
Sandbridge Commons	1	53,288	583,000
South Square	1	1,778	60,000
Stone House Square	1	3,650	165,000
Tyre Neck Harris Teeter	1	48,859	533,052
Total / Weighted Avg	**23**	**673,170**	**$6,288,590**

(7) For the properties in our multifamily portfolio, annualized base rent, or ABR, is calculated by multiplying (a) base rental payments for the month ended March 31, 2018 by (b) 12.

(8) The ABR for Liberty, Cosmopolitan, Johns Hopkins Village excludes $245K, $675K and $1.2M from ground floor retail leases, respectively.

(9) The Company leases the land underlying this property pursuant to a ground lease.

(10) Monthly rent per occupied unit is calculated by dividing total base rental payments for the month ended March 31, 2018 by the number of occupied beds.

(11) Excludes 35 units offline for redevelopment.

18

Development Pipeline

$ in thousands

Development, Not Delivered	Property Type	Estimated[1]	% Leased	Schedule[1]: Construction Start	Schedule[1]: Initial Occupancy	Schedule[1]: Stabilized Operation[2]	Estimated Cost[1]	Construction Loan Commitment	Cost to Date	AHH Ownership %
Summit Place (Meeting Street) Charleston, SC	Multifamily	114 units	NA	3Q17	3Q19	3Q19	$53,000	$34,750	$18,000	90%
Hoffler Place (King Street) Charleston, SC	Multifamily	74 units	NA	3Q17	3Q19	3Q19	48,000	31,750	17,000	93%
Greenside (Harding Place) Charlotte, NC	Multifamily	225 Units	NA	3Q16	3Q18	1Q20	47,000	29,750	36,000	80%[3]
Premier (Town Center Phase VI) Virginia Beach, VA	Mixed-use	39,000 SF 131 Units	47%	4Q16	3Q18	3Q19	43,000	27,933	31,000	100%
Market at Mill Creek Mt. Pleasant, SC	Retail	73,000 SF	80%	1Q18	1Q19	1Q19	23,000	-	5,000	70%[3]
Brooks Crossing Newport News, VA	Office	100,000 sf	100%	1Q18	1Q19	2Q19	22,000	-	3,000	65%[3]
Lightfoot Outparcel Williamsburg, VA	Retail	NA	90%	1Q18	1Q19	1Q19	4,000	-	1,000	70%[3]
				Total Development, Not Delivered			$240,000	$124,183	$111,000	
Development, Delivered Not Stabilized										
Brooks Crossing Newport News, VA	Retail	18,000 sf	66%	3Q15	3Q16	4Q18	3,000	-	3,000	65%[3]
Lightfoot Marketplace Williamsburg, VA	Retail	109,000 sf	79%	3Q14	3Q16	3Q18	25,000	10,500	22,000	70%[3]
				Total Development, Delivered Not Stabilized			28,000	10,500	25,000	
						Total	$268,000	$134,683	$136,000	
Joint Ventures - Minority Partner							Project Cost	Construction Loan Commitment	Equity Investment	
One City Center - 37% JV Durham, NC	Office	153,000 sf	81%	1Q16	3Q18	4Q18	$44,000	$25,250	$13,000	100%

	Q1 2018
Capitalized Interest	$791
Capitalized Overhead	$726


Premier


Summit Place


One City Center

(1) Represents estimates that may change as the development process proceeds
(2) First full stabilized quarter
(3) AHH earns a preferred return on equity prior to any distributions to JV Partners

19Redevelopment and Mezzanine Investments $ in thousands 1405 Point The Residences at Annapolis Junction North Decatur Square (1) Represents estimates that may change as the development process proceeds (2) Transactions may occur resulting in the satisfaction of Note prior to maturity Schedule(1) Redevelopment Property Type Units Out of Service % Leased Construction Start Anticipated Completion Same-Store Sales Estimated Cost(1) Cost to Date The Cosmopolitan Virginia Beach, VA Multifamily 35 units 99% 1Q18 4Q19 1Q21 $7,500 $0 Mezzanine Investments Property Type Estimated(1) % Leased Initial Occupancy Loan Maturity (2) Interest Rate Option to Purchase Loan Balance Mezzanine Interest QTD 1405 Point (Point Street Apartments) Baltimore, MD Multifamily 289 units 39% 1Q18 3Q21 8% $98,000 $23,000 $486 The Residences at Annapolis Junction Annapolis Junction, MD Multifamily 416 units 44% 3Q17 2Q20 10% 106,000 44,000 1,100 North Decatur Square (Whole Foods) Decatur, GA Retail 86,000 sf 93% 1Q19 2Q22 15% - 15,000 460 Delray Plaza (Whole Foods) Delray Beach, FL Retail 83,000 sf 79% 3Q19 4Q20 15% - 6,000 222 Total Mezzanine Investment $204,000 $88,000 $2,268

20 AHH LISTED NYSE

Acquisitions & Dispositions

$ in thousands

ACQUISITIONS

Properties	Location	Square Feet	Purchase Price[1]	Reinvested 1031 Proceeds	$ Value of OP Units/Stock[2]	Cash Cap Rate	Purchase Date	Anchor Tenants
Parkway Centre	Moultrie, GA	61,200	$11,200	-	$1,624	6.4%	1Q18	Publix
Indian Lakes	Virginia Beach, VA	71,020	14,700	-	-	7.1%	1Q18	Harris Teeter, Wawa
Wendover Village Outparcel	Greensboro, NC	35,895	14,300	$7,900	-	7.7%	3Q17	Panera, Rooms to Go Kids
Renaissance Square	Davidson, NC	80,468	17,085	-	-	7.1%	4Q16	Harris Teeter
Columbus Village II	Virginia Beach, VA	92,061	26,200	-	26,200	5.6%	4Q16	Regal, Bed Bath & Beyond
Southshore Shops	Midlothian, VA	40,333	9,160	-	2,475	7.8%	3Q16	Buffalo Wild Wings
Southgate Square	Colonial Heights, VA	220,131	38,585	-	17,485	7.3%	2Q16	PetSmart, Michael's, Burlington
Retail Portfolio (11 properties)	Mid-Atlantic	1,082,681	170,500	87,000	-	7.2%	1Q16	Harris Teeter, Bed Bath & Beyond
Providence Plaza	Charlotte, NC	103,118	26,200	14,000	-	7.3%	3Q15	Chipotle
Socastee Commons	Myrtle Beach, SC	57,573	8,600	3,600	-	7.3%	3Q15	BiLo
Columbus Village	Virginia Beach, VA	65,746	21,025	-	14,025	6.4%	3Q15	Barnes & Noble
Perry Hall Marketplace & Stone House Square	Maryland	182,949	39,555	15,200	4,155	7.4%	2Q15	Safeway & Weis Markets
Dimmock Square	Colonial Heights, VA	106,166	19,662	-	9,662	7.3%	3Q14	Old Navy, Best Buy, Pier 1
Total/Weighted Average		2,199,341	$416,772	$127,700	$75,626	7.1%		

DISPOSITIONS

Properties	Location	Square Feet/Units	Sale Price	Cash Proceeds	Gain on Sale	Cash Cap Rate	Disposition Date	Anchor Tenants
Commonwealth of VA Buildings	Virginia Beach & Chesapeake, VA	47,366	$13,150	$8,000	$4,194	6.8%	3Q17	Commonwealth of VA
Greentree Wawa	Chesapeake, VA	5,088	4,600	4,400	3,396	5.0%	1Q17	Wawa
Oyster Point	Newport News, VA	100,139	6,500	-	3,793	16.4% (3)	3Q16	GSA
Non-Core Retail Portfolio	Various	174,758	12,850	12,600	(27)	7.1%	2Q16 - 3Q16	Kroger, Family Dollar
Richmond Tower	Richmond, VA	206,969	78,000	77,000	26,674	7.9%	1Q16	Williams Mullen
Oceaneering	Chesapeake, VA	154,000	30,000	10,000	4,987	6.7%	4Q15	Oceaneering International
Whetstone Apartments	Durham, NC	203 units	35,625	17,600	7,210	5.7%	2Q15	NA
Sentara Williamsburg	Williamsburg, VA	49,200	15,450	15,200	6,197	6.3%	1Q15	Sentara
Virginia Natural Gas	Virginia Beach, VA	31,000	8,900	7,400	2,211	6.3%	4Q14	Virginia Natural Gas
Total/Weighted Average		768,520 sf/ 203 units	$205,075	$152,200	$58,635	7.2%		

(1) Contractual purchase price
(2) Value of OP Units/Stock at issuance
(3) Anchor tenant vacated 12/31/16, which would represent a 2.5% Cash Cap Rate

21Construction Business Summary $ in thousands Gross Profit Summary Q1 2018 Trailing 12 Months Revenue $23,050 $153,565 Expense (22,414) (147,808) Gross Profit $636 $5,757 (Unaudited) Location Total Contract Value Work in Place as of 3/31/2018 Backlog Estimated Date of Completion Highlighted Projects One City Center Durham, NC $65,422 $53,912 $11,510 3Q 2018 Dinwiddie Municipal Complex Dinwiddie, VA 23,904 14,002 9,902 2Q 2019 Sub Total $89,326 $67,914 $21,412 All Other Projects $527,764 $518,443 $9,321 Total $617,090 $586,357 $30,733

22 (1) See page 32 for Same Store vs. Non – Same Store Properties (2) Excludes expenses associated with the Company’s in house asset management division of $820K for the 3 months ended 3/31/18 and $770K for the 3 months ended 3/31/17. Same Store NOI by Segment $ in thousands (Reconciliation to GAAP located in appendix pg. 35) Three months ended 3/31/2018 3/31/2017 $ Change % Change Office(1) (Unaudited) Revenue $3,454 $3,514 ($60) -1.7% Expenses (2) 1,345 1,232 113 9.2% Net Operating Income 2,109 2,282 (173) -7.6% Retail(1) Revenue 15,424 15,222 202 1.3% Expenses (2) 3,807 3,579 228 6.4% Net Operating Income 11,617 11,643 (26) -0.2% Multifamily(1) Revenue 2,854 2,837 17 0.6% Expenses (2) 1,157 1,151 6 0.5% Net Operating Income 1,697 1,686 11 0.7% Same Store Net Operating Income (NOI) $15,423 $15,611 ($188) -1.2% Net effect of straight-line rents 114 27 87 Amortization of lease incentives and above (below) market rents (105) (107) 2 Same store portfolio NOI, cash basis $15,432 $15,531 ($99) -0.6% NOI, Cash Basis: Office $2,175 $2,506 ($331) -13.2% Retail 11,548 11,327 221 2.0% Multifamily 1,708 1,697 11 0.6% $15,431 $15,530 ($99) -0.6% NOI: Office $2,109 $2,282 ($173) -7.6% Retail 11,617 11,643 (26) -0.2% Multifamily 1,697 1,686 11 0.7% $15,423 $15,611 ($188) -1.2%

23Top 10 Tenants by Annualized Base Rent $ in thousands As of March 31, 2018 Office Portfolio Tenant Number of Leases Lease Expiration Annualized Base Rent % of Office Portfolio Annualized Base Rent % of Total Portfolio Annualized Base Rent Clark Nexsen 1 2029 $ 2,536 12.4% 2.6% Hampton University 2 2023 - 2024 1,054 5.2% 1.1% Mythics 1 2030 1,052 5.2% 1.1% Pender & Coward 1 2030 882 4.3% 0.9% Kimley-Horn 1 2027 859 4.2% 0.9% Troutman Sanders 2 2025 855 4.2% 0.9% The Art Institute 3 2019 852 4.2% 0.9% City of Va Beach Development Authority 1 2024 722 3.5% 0.7% Cherry Bekaert 1 2022 708 3.5% 0.7% Williams Mullen 1 2028 655 3.2% 0.7% Top 10 Total $ 10,175 49.9% 10.5% Retail Portfolio Tenant Number of Leases Lease Expiration Annualized Base Rent % of Retail Portfolio Annualized Base Rent % of Total Portfolio Annualized Base Rent Kroger/Harris Teeter 12 2018 - 2036 $ 6,423 11.7% 6.5% Home Depot 2 2019 - 2023 2,236 4.1% 2.3% Regal Cinemas 2 2019 - 2022 1,679 3.0% 1.7% Bed, Bath, & Beyond 4 2020 - 2024 1,677 3.0% 1.7% PetSmart 5 2020 - 2022 1,438 2.6% 1.5% Food Lion 3 2019 - 2022 1,291 2.3% 1.3% Dick's Sporting Goods 1 2020 840 1.5% 0.9% Safeway 2 2021 821 1.5% 0.8% Weis Markets 1 2028 802 1.5% 0.8% Ross Dress for Less 2 2020 - 2022 762 1.4% 0.8% Top 10 Total $ 17,969 32.6% 18.3%

24Office Lease Summary (1) Excludes new leases from properties in development Renewal Lease Summary GAAP Cash Quarter Number of Leases Signed Net rentable SF Signed Leases Expiring Net rentable SF Expiring Contractual Rent per SF Prior Rent per SF Releasing Spread Contractual Rent per SF Prior Rent per SF Releasing Spread Weighted Average Lease Term (yrs) TI & LC TI & LC per SF Q1 2018 1 1,400 - - 27.22$ 23.99$ 13.5% 27.24$ 26.45$ 3.0% 3.00 2,428$ 1.73$ Q4 2017 6 38,387 2 2,582 24.87 23.93 3.9% 24.38 25.88 -5.8% 4.90 617,475 16.09 Q3 2017 2 10,454 - - 25.06 24.82 1.0% 25.21 25.46 -1.0% 4.24 48,791 4.67 Q2 2017 2 13,420 - - 27.94 27.22 2.7% 27.38 28.42 -3.7% 7.21 153,873 11.47 New Lease Summary(1) Quarter Number of Leases Signed Net rentable SF Signed Cash Contractual Rent per SF Weighted Average Lease Term (yrs) TI & LC TI & LC per SF Q1 2018 3 17,668 23.59$ 8.28 930,376$ 52.66$ Q4 2017 2 7,676 24.86 4.60 278,339 36.26 Q3 2017 1 2,690 24.50 5.00 95,630 35.55 Q2 2017 2 7,541 24.39 4.36 259,901 34.47

25Office Lease Expirations (1) Includes new leases from properties in development 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% - 20,000 40,000 60,000 80,000 100,000 120,000 140,000 160,000 180,000 Leased Square Feet % ABR of Office Portfolio Year of Lease Expiration Number of Leases Expiring Square Footage of Leases Expiring(1) % Portfolio Net Rentable Square Feet Annualized Base Rent % of Portfolio Annualized Base Rent Annualized Base Rent per Leased Square Foot Available - 62,720 7.8% -$ - -$ M-T-M 3 633 0.1% 20,400 0.1% 32.23 2018 10 39,734 5.0% 1,256,716 6.2% 31.63 2019 14 83,018 10.4% 2,107,955 10.3% 25.39 2020 7 26,537 3.3% 743,109 3.6% 28.00 2021 8 46,798 5.9% 1,301,888 6.4% 27.82 2022 10 75,200 9.4% 2,096,512 10.3% 27.88 2023 9 72,805 9.1% 1,874,882 9.2% 25.75 2024 4 70,617 8.8% 2,070,299 10.1% 29.32 2025 6 66,487 8.3% 1,836,317 9.0% 27.62 2026 3 15,140 1.9% 329,509 1.6% 21.76 2027 3 49,081 6.1% 1,398,926 6.8% 28.50 2028 2 34,945 4.4% 919,342 4.5% 26.31 Thereafter 3 156,140 19.5% 4,469,722 21.9% 28.63 Total / Weighted Average 82 799,855 100.0% 20,425,577$ 100.0% 27.71$ As of March 31, 2018 Square Feet Under Lease % of Portfolio ABR 2,500 or less 3.0% 2,501-10,000 20.7% 10,001-20,000 30.4% 20,001-40,000 33.4% 40,001-100,000 12.5% Office Portfolio Total 100.0%

26Retail Lease Summary (1) Excludes new leases from properties in development Renewal Lease Summary GAAP Cash Quarter Number of Leases Signed Net rentable SF Signed Leases Expiring Net rentable SF Expiring Contractual Rent per SF Prior Rent per SF Releasing Spread Contractual Rent per SF Prior Rent per SF Releasing Spread Weighted Average Lease Term (yrs) TI & LC TI & LC per SF Q1 2018 19 61,029 3 9,700 21.14$ 19.65$ 7.6% 20.47$ 19.88$ 3.0% 6.33 433,976$ 7.11$ Q4 2017 16 109,639 13 35,575 13.88 13.31 4.3% 13.70 13.63 0.5% 3.81 64,673 0.59 Q3 2017 10 39,610 5 9,695 17.59 16.19 8.6% 17.41 16.37 6.4% 3.98 126,239 3.19 Q2 2017 14 73,961 7 14,087 19.46 18.75 3.8% 19.60 18.85 3.9% 3.78 93,362 1.26 New Lease Summary(1) Quarter Number of Leases Signed Net rentable SF Signed Cash Contractual Rent per SF Weighted Average Lease Term (yrs) TI & LC TI & LC per SF Q1 2018 5 14,196 15.57$ 5.10 223,542$ 15.75$ Q4 2017 4 12,533 17.02 8.33 181,649 14.49 Q3 2017 4 7,024 15.72 4.85 68,422 9.74 Q2 2017 9 14,315 20.66 7.65 376,170 26.28

27Retail Lease Expirations (1) Includes new leases from properties in development Year of Lease Expiration Number of Leases Expiring Square Footage of Leases Expiring(1) % Portfolio Net Rentable Square Feet Annualized Base Rent % of Portfolio Annualized Base Rent Annualized Base Rent per Leased Square Foot Available - 148,735 4.0% -$ - -$ M-T-M 3 2,728 0.1% 49,190 0.1% 18.03 2018 44 141,597 3.8% 2,463,125 4.5% 17.40 2019 86 576,504 15.3% 9,091,761 16.5% 15.77 2020 76 581,371 15.4% 8,135,904 14.8% 13.99 2021 62 293,348 7.8% 5,306,908 9.6% 18.09 2022 55 415,682 11.0% 6,781,045 12.3% 16.31 2023 40 380,812 10.1% 5,282,494 9.6% 13.87 2024 20 181,126 4.8% 2,877,184 5.2% 15.88 2025 18 229,957 6.1% 2,462,076 4.5% 10.71 2026 19 166,665 4.4% 2,887,074 5.2% 17.32 2027 17 117,733 3.1% 2,656,495 4.8% 22.56 2028 13 233,722 6.2% 2,967,989 5.4% 12.70 Thereafter 13 294,200 7.9% 4,131,037 7.5% 14.04 Total / Weighted Average 466 3,764,180 100.0% 55,092,282$ 100.0% 15.24$ Square Feet Under Lease % of Portfolio ABR 2,500 or less 13.0% 2,501-10,000 28.3% 10,001-20,000 15.1% 20,001-40,000 15.4% 40,001-100,000 23.3% Greater than 100,000 4.9% Retail Portfolio Total 100.0% As of March 31, 2018 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0% - 100,000 200,000 300,000 400,000 500,000 600,000 700,000 Leased Square Feet % ABR of Retail Portfolio

28 Appendix Definitions & Reconciliations

29Definitions Net Operating Income: We calculate Net Operating Income (“NOI”) as property revenues (base rent, expense reimbursements and other revenue) less property expenses (rental expenses and real estate taxes). Other REITs may use different methodologies for calculating NOI, and accordingly, our NOI may not be comparable to such other REITs’ NOI. NOI is not a measure of operating income or cash flows from operating activities as measured by GAAP and is not indicative of cash available to fund cash needs. As a result, NOI should not be considered an alternative to cash flows as a measure of liquidity. We consider NOI to be an appropriate supplemental measure to net income because it assists both investors and management in understanding the core operations of our real estate business. To calculate NOI on a cash basis, we adjust NOI to exclude the net effects of straight-line rent and the amortization of lease incentives and above/below market rents. Funds From Operations: We calculate Funds From Operations (“FFO”) in accordance with the standards established by the National Association of Real Estate Investment Trusts (“Nareit”). Nareit defines FFO as net income (loss) (calculated in accordance with accounting principles generally accepted in the United States (“GAAP”)), excluding gains (or losses) from sales of depreciable operating property, real estate related depreciation and amortization (excluding amortization of deferred financing costs) and after adjustments for unconsolidated partnerships and joint ventures. FFO is a supplemental non-GAAP financial measure. Management uses FFO as a supplemental performance measure because it believes that FFO is beneficial to investors as a starting point in measuring our operational performance. Specifically, in excluding real estate related depreciation and amortization and gains and losses from property dispositions, which do not relate to or are not indicative of operating performance, FFO provides a performance measure that, when compared period-over-period, captures trends in occupancy rates, rental rates and operating costs. Other equity REITs may not calculate FFO in accordance with the Nareit definition as we do, and, accordingly, our FFO may not be comparable to such other REITs’ FFO.

30Definitions Normalized Funds From Operations: We calculate Normalized Funds From Operations (“Normalized FFO") as FFO calculated in accordance with the standards established by Nareit, adjusted for acquisition, development and other pursuit costs, gains or losses from the early extinguishment of debt, impairment charges, mark-to-market adjustments on interest rate derivatives and other non-comparable items. Management believes that the computation of FFO in accordance to Nareit’s definition includes certain items that are not indicative of the results provided by the Company’s operating portfolio and affect the comparability of the Company’s period-over-period performance. Our calculation of Normalized FFO differs from Nareit's definition of FFO. Other equity REITs may not calculate Normalized FFO in the same manner as us, and, accordingly, our Normalized FFO may not be comparable to other REITs' Normalized FFO. Adjusted Funds From Operations: We calculate Adjusted Funds From Operations (“AFFO”) as Normalized FFO adjusted for the impact of non-cash stock compensation, tenant improvement, leasing commission and leasing incentive costs associated with second generation rental space, capital expenditures, non-cash interest expense, straight-line rents, the amortization of leasing incentives and above (below) market rents and proceeds from government development grants. Management believes that AFFO provides useful supplemental information to investors regarding our operating performance as it provides a consistent comparison of our operating performance across time periods and allows investors to more easily compare our operating results with other REITs. However, other REITs may use different methodologies for calculating AFFO or similarly entitled FFO measures and, accordingly, our AFFO may not always be comparable to AFFO or other similarly entitled FFO measures of other REITs.

31Definitions Adjusted EBITDA: We calculate Adjusted EBITDA as net income (loss) (calculated in accordance with GAAP), excluding interest expense, income taxes, depreciation and amortization, gains (or losses) from sales of depreciable operating property and mark- to-market adjustments on interest rate derivates. Management believes Adjusted EBITDA is useful to investors in evaluating and facilitating comparisons of our operating performance between periods and between REITs by removing the impact of our capital structure (primarily interest expense) and asset base (primarily depreciation and amortization) from our operating results along with other non-comparable items. Core EBITDA: We calculate Core EBITDA as EBITDA, excluding certain items, including, but not limited to, debt extinguishment losses, mark-to-market adjustments on interest rate derivatives, non-cash stock compensation and the impact of development pipeline projects that are still in lease-up. We generally consider a property to be in lease-up until the earlier of (i) the quarter after which the property reaches 80% occupancy or (ii) the thirteenth quarter after the property receives its certificate of occupancy. Management believes that Core EBITDA provides useful supplemental information to investors regarding our ongoing operating performance as it provides a consistent comparison of our operating performance across time periods and allows investors to more easily compare our operating results with other REITs. However, other REITs may use different methodologies for calculating Core EBITDA or similarly entitled measures and, accordingly, our Core EBITDA may not always be comparable to Core EBITDA or other similarly entitled measures of other REITs. Core Debt: We calculate Core Debt as our total debt, excluding loans associated with our development pipeline, cash & cash equivalents, and restricted cash. Same Store Portfolio: We define same store properties as those that we owned and operated for the entirety of the comparative periods presented. We generally consider a property to be in lease-up until the earlier of (i) the quarter after which the property reaches 80% occupancy or (ii) the thirteenth quarter after the property receives its certificate of occupancy. Additionally, any property that is fully or partially taken out of service for the purpose of redevelopment is no longer considered stabilized until the redevelopment activities are complete and the assets are placed back into service. The following table shows the properties included in the same store and non-same store portfolio for the comparative periods presented.

Same Store vs. Non-Same Store Properties

32
AHH LISTED NYSE

	Three Months Ended 3/31/2018 to 2017	
	Same Store	Non-Same Store
Retail Properties		
249 Central Park Retail	X	
Alexander Pointe	X	
Bermuda Crossroads	X	
Broad Creek Shopping Center	X	
Brooks Crossing (Retail)		X
Broadmoor Plaza	X	
Columbus Village	X	
Columbus Village II	X	
Commerce Street Retail	X	
Courthouse 7-Eleven	X	
Dick's at Town Center	X	
Dimmock Square	X	
Greentree Shopping Center	X	
Fountain Plaza Retail	X	
Gainsborough Square	X	
Hanbury Village	X	
Harper Hill Commons	X	
Harrisonburg Regal	X	
Indian Lakes		X
Lightfoot Marketplace		X
North Hampton Market	X	
North Point Center	X	
Oakland Marketplace	X	
Parkway Centre		X
Parkway Marketplace	X	
Patterson Place	X	
Perry Hall Marketplace	X	

	Three Months Ended 3/31/2018 to 2017	
	Same Store	Non-Same Store
Retail Properties (Continued)		
Providence Plaza	X	
Renaissance Square	X	
Sandbridge Commons	X	
Socastee Commons	X	
South Retail	X	
South Square	X	
Southgate Square	X	
Southshore Shops	X	
Stone House Square	X	
Studio 56 Retail	X	
Tyre Neck Harris Teeter	X	
Waynesboro Commons	X	
Wendover Village	X	
Wendover Village Outparcel		X
Office Properties		
4525 Main Street		X
Armada Hoffler Tower	X	
Commonwealth of VA - Chesapeake		X
Commonwealth of VA - Virginia Beach		X
One Columbus	X	
Two Columbus	X	
Multifamily Properties		
Encore Apartments	X	
Liberty Apartments	X	
Smith's Landing	X	
The Cosmopolitan		X
Johns Hopkins Village		X

33Reconciliation to Property Portfolio NOI $ in thousands (1) See page 32 for the Same Store vs. Non-Same Store properties (2) Includes expenses associated with the companies in house asset management division. Three months ended 3/31 2018 2017 Office Same Store(1) Rental revenues $3,454 $3,514 Property expenses 1,345 1,232 NOI 2,109 2,282 Non-Same Store NOI (2) 1,043 849 Segment NOI $3,152 $3,131 Retail Same Store(1) Rental revenues $15,424 $15,222 Property expenses 3,807 3,579 NOI 11,617 11,643 Non-Same Store NOI (2) 754 18 Segment NOI $12,371 $11,661 Multifamily Same Store(1) Rental revenues $2,854 $2,837 Property expenses 1,157 1,151 NOI 1,697 1,686 Non-Same Store NOI (2) 2,242 2,177 Segment NOI $3,939 $3,863 Total Property Portfolio NOI $19,462 $18,655

34Reconciliation to Property Portfolio NOI $ in thousands Three months ended 3/31/2018 Diversified Portfolio Office Retail Multifamily Total NOI - Cash Basis $0 $9,831 $2,274 $12,105 Net effect of straight-line rents - 3 78 81 Amortization of lease incentives and (above) below market rents - 177 - 177 NOI $0 $10,011 $2,352 $12,363 Town Center of Virginia Beach Office Retail Multifamily Total NOI - Cash Basis $3,065 $2,171 $1,584 $6,820 Net effect of straight-line rents 381 (59) 3 325 Amortization of lease incentives and (above) below market rents (70) (50) - (120) El minati n of AHH rent (224) (98) - (322) NOI $3,152 $1,964 $1,587 $6,703 NOI Office Retail Multifamily Total Diversified Portfolio $0 $10,011 $2,352 $12,363 Town Center of Virginia Beach 3,152 1,964 1,587 6,703 Unstabilized Properties - 396 - 396 Total Property Portfolio NOI $3,152 $12,371 $3,939 $19,462

35Reconciliation to GAAP Net Income $ in thousands Office Retail Multifamily Total Rental Properties General Contracting & Real Estate Services Total Segment revenues 5,100$ 16,711$ 6,888$ 28,699$ 23,050$ 51,749$ Segment expenses 1,948 4,340 2,949 9,237 22,414 31,651 Net operating income 3,152$ 12,371$ 3,939$ 19,462$ 636$ 20,098$ Depreciation and amortization (9,278) General and administrative expenses (2,961) Acquisition, development and other pursuit costs (84) Interest income 2,232 Interest expense (4,373) Change in fair value of interest rate derivatives 969 Other income (loss) benefit 114 Income tax benefit (provision) 266 Net income 6,983$ Three months ended 3/31/2018